[INTERNAL/EXTERNAL] [CLASSIFICATION] [Director name] [Date] [Director address] Dear [Director] Offer under NED Option Plan You are invited to participate in the non-executive director option plan of Iris Energy Pty Ltd ACN 629 842 799 (Company) on the terms set out in this Application Deed and the NED Option Plan. Capitalised terms in this letter have the meaning given to them in the NED Option Plan. Exhibit 10.21

[INTERNAL/EXTERNAL] [CLASSIFICATION] NED Option Plan the Company’s non-executive director option plan dated 28 July 2021 , as amended from time to time in accordance with its terms Number of Options [insert number of Options] (Unrestricted Options) [insert number of Options] (Restricted Options) Total Options refers to the sum of the Unrestricted Options and the Restricted Options Exercise Price [insert exercise price] per Option

[INTERNAL/EXTERNAL] [CLASSIFICATION] Vesting dates and conditions For the purposes of the NED Option Plan, where a Trigger Event (as defined in the NED Option Plan) has occurred: • “Unvested Options” means the Total Options less the “Vested Options” (defined immediately below) • “Vested Options” means: o the number of days between the Trigger Event and the Start Date (as defined in the NED Option Plan); divided by o 1,825; multiplied by o the Restricted Options; plus o the Unrestricted Options. For all other purposes of the NED Option Plan: • “Unvested Options” means during the time periods listed in the table below, the corresponding % of Restricted Options under the column ‘Unvested Options’; and • “Vested Options” means during the time periods listed in the table below, the corresponding % of Restricted Options under the column ‘Vested Options’, plus the Unrestricted Options. Time Period Unvested Options (% of Restricted Options) Vested Options (% of Restricted Options) prior to [Start Date + 3yrs] [100.00]% [0.00]% [Start Date +3 yrs] to [Start Date +4yrs] [66.67]% [33.33]% [Start Date +4 yrs] to [Start Date +5yrs] [33.33]% [66.67]% [Start Date +5 yrs] onwards 0.00% 100.00% Provided that the “Vested Options” in all circumstances under this Application Deed shall never exceed the Total Options (or be less than nil). Restrictions on disposal 3 years from the date of issue of the Options Other terms the rights and obligations which apply to Options, including in relation to vesting, disposal and forfeiture, are specified in the NED Option Plan. The NED Option Plan governs the Options that are issued to you

[INTERNAL/EXTERNAL] [CLASSIFICATION] The Company considers that this offer of Options will qualify to access the ‘start-up’ tax concessions in the tax legislation. On that basis: • you will not be taxed on grant, vesting or exercise of the Options; • you will only be taxed on transfer of the Option Shares or Options; • for capital gains tax (CGT) purposes, the Option Shares you receive on exercise of the Options will be deemed to have been acquired on the day the Options are granted; and • any gain or loss you make on disposal of the Option Shares or Options will be assessed under the CGT rules. Provided you were granted the Options at least 12 months prior to disposing of the Option Shares or Options, you should be entitled to apply the CGT discount to reduce the gain, after applying any current or prior year capital losses. You are encouraged to obtain your own independent professional legal and financial product advice in relation to your participation in the NED Option Plan, prior to accepting this offer. You are not required to pay any consideration in relation to your acceptance of this offer or the Company issuing the Options to you. You may accept this offer by returning to the Company by [insert date] a signed copy of the Application Deed attached to this letter as Attachment 1. Yours sincerely Jason Conroy Chief Executive Officer

[INTERNAL/EXTERNAL] [CLASSIFICATION] Attachment 1 Application Deed To: The Board, Iris Energy Pty Ltd ACN 629 842 799 (the ‘Company’) [Director] of [Address] (the “Eligible Person” [and “Optionholder”]); [and [Director entity] (the “Optionholder”)], apply for the Options offered under the Company’s NED Option Plan. Eligible Person and Optionholder acknowledge that the Company has advised Eligible Person and Optionholder to seek independent legal and financial advice in relation to the NED Option Plan and that it is advisable that Eligible Person and Optionholder obtain their own separate independent legal and financial advice in relation to the NED Option Plan. Eligible Person and Optionholder acknowledge that they have read and agree to be bound by the terms of the NED Option Plan. Eligible Person and Optionholder irrevocably appoint each director from time to time of the Company severally as their attorney (Attorney) only to the extent necessary to satisfy their obligations under and to give effect to the NED Option Plan. Each Attorney has the power to: (a) execute under hand or under seal and deliver (conditionally or unconditionally) any document in a form and of substance as the Attorney thinks fit; (b) complete any blanks in any document; (c) amend or vary any document as the Attorney thinks fit (including but not limited to, amending or varying the parties), and execute under hand or seal and deliver (conditionally or unconditionally) any document which effects or evidences the amendment or variation; (d) do anything which in the Attorney’s opinion is necessary, expedient or incidental to or in any way relates to: (1) any document referred to in (a) and (c) above; or (2) any transaction contemplated by any document referred to in (a) and (c) above; (e) do anything which ought to be done by myself under any document to which Eligible Person and Optionholder are a party (including, without limitation in relation to clauses 3 (Treatment of Options for Leavers), 6 (Procedure on Exit Event), 7 (Listings) and 8 (Reorganisation Event) of the NED Option Plan); and (f) do any other thing (whether or not of the same kind as the above) which in the Attorney’s opinion is necessary, expedient or desirable to give effect to the provisions of this deed and the NED Option Plan. Eligible Person and Optionholder acknowledge that each Attorney may exercise the powers of an Attorney under this deed even if the Attorney benefits from the exercise of that power.

[INTERNAL/EXTERNAL] [CLASSIFICATION] Eligible Person and Optionholder undertake to ratify and confirm any act of each Attorney in exercise of the powers of attorney under this deed. This deed is governed by and shall be construed in accordance with the laws of the state where the Company is incorporated. Executed as a deed Signed sealed and delivered by [Eligible Person] as the Eligible Person [and Optionholder] sign here ► print name in the presence of sign here ► Witness print name Signed sealed and delivered by [Optionholder] as the Optionholder sign here ► Company Secretary/Director print name sign here ► Director print name